180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
46.2% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
43.1% of net assets at value

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock	(L1)		303,672	$3,226,190	$2,693,571

Brightcove, Inc. (3)		Internet Services & Infrastructure
Provides video hosting and publishing services
Common Stock	(L1)		273,598	1,339,364	900,137

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock	(L1)		350,000	2,009,522	2,716,000

D-Wave Quantum, Inc. (3)(4)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Common Stock	(L1)		770,000	1,045,355	742,973

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock	(L1)		939,337	4,337,708	2,921,338

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock	(L1)		737,831	3,767,743	3,283,348

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
46.2% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
43.1% of net assets at value (cont.)

Mama's Creations, Inc. (3)		Packaged Foods & Meats
Sells specialty pre-prepared and refigerated foods
Common Stock	(L1)		500,000	$1,256,243	$2,185,000

Quantum Corporation (3)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock	(L1)		3,221,192	8,787,175	1,964,927

Rayonier Advanced Materials, Inc. (3)		Specialty Chemicals
Produces specialty cellulose fibers
Common Stock	(L1)		530,000	2,789,675	1,876,200

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock	(L1)		450,000	2,841,651	1,354,500

VSE Corporation (3)		Diversified Support Services
Provides aftermarket distribution and repair services
Common Stock	(L1)		10,000	502,840	504,400

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $31,903,466)					$21,142,394

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
46.2% of net assets at value (cont.)

Unaffiliated Money Market Fund Securities -
0.1% of net assets at value

JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital
Common Stock (Yield 4.99%)	(L1)		50,958	$50,958	$50,958

Total Unaffiliated Money Market Fund Securities (cost: $50,958)					$50,958

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
3.0% of net assets at value

AgBiome, LLC (3)(5)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$827,006
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	190,171
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	91,412
				3,021,746	1,108,589

AutoTech Ventures Management I, LLC (5)(6)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	218,534

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	748,536	122,708

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
46.2% of net assets at value (cont.)

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
3.0% of net assets at value (cont.)

Ravenna Pharmaceuticals, Inc. (3)(5)(7)(8)(9)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	$108,258	$16,414

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $3,878,540)					$1,466,245

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $35,832,964)					$22,659,597

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
50.6% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
50.3% of net assets at value

Arena Group Holdings, Inc. (3)(10)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock	(L1)		989,464	$9,803,214	$4,234,906

Comscore, Inc. (3)(10)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock	(L1)		6,400,000	12,064,215	3,928,960

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Common Stock	(L1)		1,335,801	6,098,592	10,419,248

Synchronoss Technologies, Inc. (3)(10)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock	(L1)		6,349,816	12,223,735	6,095,823

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $40,189,756)					$24,678,937

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
50.6% of net assets at value (cont.)

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.3% of net assets at value

EchoPixel, Inc. (3)(5)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$89,703
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	32,237
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	51,228
				2,100,000	173,168

HALE.life Corporation (3)(5)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				4,396,930	0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$173,168

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $46,686,686)					$24,852,105

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Controlled Affiliated Equity and Equity-Related Securities (2) -
0.0% of net assets at value

Parabellum Acquisition Partners, LLC (3)(5)(8)		Specialized Finance
Holding company for Special Purpose Acquisition Company (SPAC) interests
Membership Units (acquired 4/22/21)	(I) (L3)		693,151	$2,923,003	$0

Total Controlled Affiliated Equity and Equity-Related Securities (cost: $2,923,003)					$0

Total Investments in Publicly Traded Equity and Equity-Related Securities, Money Market Funds, and Legacy Privately Held Equity and Equity-Related Securities (cost: $85,442,653)					$47,511,702

Derivative Securities -
0.7% of net assets at value

Unaffiliated Derivative Securities (2) -
0.0% of net assets at value

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Developed neurodegeration therapeutics
Warrants for the Purchase of Common Stock expiring 8/3/28 (acquired 8/26/21)	(I) (L3)		138,059	$112,854	$0

OpGen, Inc. (3)		Biotechnology
Developing genomic analysis tools
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		3	785	0

Total Unaffiliated Derivative Securities (cost: $113,639)					$0

Non-Controlled Affiliated Derivative Securities (2) -
0.7% of net assets at value

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$319,738

Total Non-Controlled Affiliated Derivative Securities (cost: $224,849)					$319,738

Total Derivative Securities (cost: $338,488)					$319,738

Total Investments (cost: $85,781,141)					$47,831,440

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Other Financial Instruments (11) -

Unaffiliated Rights to Payments (Illiquid) (2) -
2.8% of net assets at value

Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(5)(7)(12)	(I) (L3)	Biotechnology	$548,998	$548,998	$0

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(5)(7)(13)	(I) (L3)	Pharmaceuticals	$1,149,799	1,149,799	1,352,851

Total Unaffiliated Rights to Payments (cost: $1,698,797)					$1,352,851

Total Investments in Publicly Traded and Privately Held Equity, Money Market Fund and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $87,479,938)					$49,184,291

Other Assets (Including Cash) Net of Total Liabilities					$(79,915)

NET ASSETS (equivalent to $4.91 per share based on 10,000,141 of common stock outstanding)					$49,104,376

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)See Note 1. Investment Valuation Procedures.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)D-Wave Quantum Inc., ("QBTS") was formed through the merger of D-Wave Systems, Inc., and DPCM Capital, Inc., a special purpose acquisition company (SPAC). D-Wave Systems, Inc. was a legacy private portfolio holding of the Company. The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. While the shares of QBTS owned by the Company are registered, the Company entered into a lockup agreement with QBTS that prevented the Company from trading or hedging these shares until February 5, 2023. As of that date, the Company's shares of common stock of QBTS are no longer subject to lockup restrictions.
(5)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $2,992,264, or 6.1 percent of net assets.
(6)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(9)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(10)The Company is the Investment Manager of separately managed accounts ("SMAs") that owns shares of these portfolio companies. Under our investment management agreement for the SMAs, the Company has the right to control the votes of the securities held by the SMAs. The Company has voting ownership between 5 percent and 25 percent in these companies when the shares held by us and our SMAs are aggregated.
(11)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(12)If all the remaining milestones are met, the Company would receive approximately $4.1 million. As of the date of this consolidated schedule of investments, the Company does not expect to receive any of these proceeds.

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2023
(UNAUDITED)

(13)If all the remaining milestones are met and the time-based payments are completed, the Company would receive approximately $4.1 million. Of this amount, approximately $1.3 million is due to be paid to the Company on April 1, 2024. There can be no assurance as to how much of the remaining approximately $2.8 million in potential milestone-based payments will ultimately be realized or when they will be realized, if at all.

The accompanying notes are an integral part of these unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2023, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2023
Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock / Units	$0	$0	$1,404,465	$1,404,465
Common Stock / Membership Units	0	0	16,414	16,414
Warrants	0	0	0	0
LLC Interests	0	0	218,534	218,534

Publicly Traded Equity and Equity-Related Securities:
Common Stock / Membership Units	$45,872,289	$0	$0	$45,872,289
Warrants	0	0	319,738	319,738
Total Investments:	$45,872,289	$0	$1,959,151	$47,831,440

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$1,352,851	$1,352,851
Total Financial Assets:	$45,872,289	$0	$3,312,002	$49,184,291

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of September 30, 2023	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$0.18 - $0.71 ($0.61)
			Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% - -64.4% (-67.8%)
			Volatility	79.8% - 110.7% (84.0%)
Preferred Stock / Units	$1,404,465	Income Approach	Time to Exit / Cash Flows (Years)	2.0 - 5.0 (4.6)
Common Stock / Membership Units	0	Income Approach	Price Per Share	$0.00 ($0.00)
Common Stock / Membership Units	16,414	Market Approach	Price Per Share	$0.01 ($0.01)
			Price Per Share	$0.00 ($0.00)
			Volatility	67.3% - 117.7% (67.3%)
Warrants	319,738	Income Approach	Time to Exit (Years)	1.4 - 2.4 (2.4)
LLC Interests	218,534	Market Approach	Bid/Ask	$150,000-$300,000 ($225,000)
			Probability of Achieving Independent Milestones	0.0% - 100.0% (98.8%)
			Probability of Achieving Dependent Milestones	0.0% - 4.6% (3.9%)
Rights to Milestone Payments	1,352,851	Income Approach	Time to Cash Flows (Years)	0.5 - 3.0 (0.6)
Total	$3,312,002

(a) Weighted average based on fair value at September 30, 2023.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units

Preferred stock, preferred units, LLC interests, bridge notes, common stock and common units are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants held in our portfolio unless there is a publicly traded active market for such warrants or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended September 30, 2023, the following change in valuation approach occurred:

Parabellum Acquisition Holdings, LLC was changed from the Market Method to the Income Method reflecting the planned liquidation of the entity following the failure to identify and complete a merger transaction for its special purpose acquisition company, Parabellum Acquisition Corp. ("PRBM"), prior to PRBM's liquidation date.

The securities of AgBiome, LLC, were changed from the Hybrid Method to the Income Method to reflect financing and business related inputs.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2023.

Industry	Value as of September 30, 2023	% of Net Assets	Value as of September 30, 2023	% of Net Assets
Advertising			$3,928,960	8.0%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,928,960	8.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Application Software			6,095,823	12.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,095,823	12.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			218,534	0.4%
Unaffiliated Portfolio Companies	218,534	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			3,283,348	6.7%
Unaffiliated Portfolio Companies	3,283,348	6.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks
Unaffiliated Portfolio Companies	2,716,000	5.5%	2,716,000	5.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Diversified Support Services			504,400	1.0%
Unaffiliated Portfolio Companies	504,400	1.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services			1,354,500	2.8%
Unaffiliated Portfolio Companies	1,354,500	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			1,108,589	2.3%
Unaffiliated Portfolio Companies	1,108,589	2.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			173,168	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	173,168	0.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2023	% of Net Assets	Value as of September 30, 2023	% of Net Assets
Interactive Media & Services			$4,234,906	8.6%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,234,906	8.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Internet Services & Infrastructure			900,137	1.8%
Unaffiliated Portfolio Companies	900,137	1.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Packaged Foods & Meats			2,185,000	4.4%
Unaffiliated Portfolio Companies	2,185,000	4.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			1,491,973	3.0%
Unaffiliated Portfolio Companies	1,491,973	3.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			10,738,986	21.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	10,738,986	21.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialized Finance			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			1,876,200	3.8%
Unaffiliated Portfolio Companies	1,876,200	3.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Steel			2,693,571	5.5%
Unaffiliated Portfolio Companies	2,693,571	5.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			5,629,238	11.5%
Unaffiliated Portfolio Companies	5,629,238	11.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$49,133,333		$49,133,333

NOTE 4. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On November 17, 2021, the Company signed a lease extension through December 31, 2024. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 5. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2023
CONTROLLED AFFILIATED EQUITY & EQUITY-RELATED SECURITIES (E):
Parabellum Acquisition Partners, LLC	Membership Units	$0	$0	$2,706,572	$0	$(2,706,572)	$(2,706,572)	$0
Total Controlled Affiliated Equity & Equity-Related Securities		$0	$0	$2,706,572	$0	$(2,706,572)	$(2,706,572)	$0
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD EQUITY & EQUITY-RELATED SECURITIES (F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$78,993	$10,710	$0	$10,710	$89,703
	Series Seed-2 Convertible Preferred Stock	0	0	28,553	3,684	0	3,684	32,237
	Series A-2 Convertible Preferred Stock	0	0	51,340	0	(112)	(112)	51,228
HALE.life Corporation	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series Seed-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	0	0	0	0	0
Total Non-Controlled Affiliated Legacy Privately Held Equity & Equity-Related Securities		$0	$0	$158,886	$14,394	$(112)	$14,282	$173,168

NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES (F):
Arena Group Holdings, Inc.	Common Stock	$0	$0	$8,147,090	$0	$(3,912,184)	$(4,879,324)	$4,234,906
Comscore, Inc.	Common Stock	$0	$0	$4,534,991	$0	$(606,031)	$(3,092,348)	$3,928,960
Potbelly Corporation	Common Stock	$0	$1,118,151	$8,843,873	$1,575,375	$0	$2,547,332	$10,419,248
	Warrants for Common Stock	0	0	215,631	104,107	0	104,107	319,738

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2023
NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES (F):
Synchronoss Technologies, Inc.	Common Stock	$0	$(108,620)	$3,379,203	$2,716,620	$0	$2,021,244	$6,095,823
Total Non- Controlled Affiliated Publicly Traded Equity & Equity-Related Securities		$0	$1,009,531	$25,120,788	$4,396,102	$(4,518,215)	$(3,298,989)	$24,998,675
Total Controlled and Non- Controlled Affiliated Equity & Equity-Related Securities		$0	$1,009,531	$27,986,246	$4,410,496	$(4,518,327)	$(5,991,279)	$25,171,843

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2023.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2023.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Controlled Affiliated" is defined as investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(F)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Controlled Affiliated Equity and Equity-Related Securities
Parabellum Acquisition Partners, LLC		Specialized Finance
Membership Units (acquired 4/22/21)	(I) (L3)		693,151	$2,923,003	$0
Total Controlled Affiliated Equity and Equity-Related Securities (0.0%)				$2,923,003	$0

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
Arena Group Holdings, Inc.		Interactive Media & Services
Common Stock	(L1)		989,464	$9,803,214	$4,234,906
Comscore, Inc.		Advertising
Common Stock	(L1)		6,400,000	$12,064,215	$3,928,960
Potbelly Corporation		Restaurants
Common Stock	(L1)		1,335,801	$6,098,592	$10,419,248
Synchronoss Technologies, Inc.		Application Software
Common Stock	(L1)		6,349,816	$12,223,735	$6,095,823
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (50.3%)				$40,189,756	$24,678,937

Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$89,703
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	32,237
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	51,228
				$2,100,000	$173,168
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				$4,396,930	$0
Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.3%)				$6,496,930	$173,168

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Derivative Securities
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$319,738
Total Non-Controlled Affiliated Derivative Securities (0.7%)				$224,849	$319,738
Total Non-Controlled Affiliated Securities (51.3%)				$46,911,535	$25,171,843

Total Controlled Affiliated and Non-Controlled Affiliated Equity and Equity-Related Securities (51.3%)				$49,834,538	$25,171,843

SIGNATURES

    The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	November 13, 2023